                                                                   Exhibit 99.1


                              LETTER OF TRANSMITTAL
                                    To Tender
                   Series B Senior Secured Discount Debentures
                               due March 15, 2007
             of Charter Communications Southeast Holdings, L.P. and
               Charter Communications Southeast Holdings Capital
                                   Corporation
                           Pursuant to the Prospectus
                            dated _____________, 1996

- --------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 1996 UNLESS EXTENDED (AS SO EXTENDED, THE "EXPIRATION DATE"). EXCEPT AS PROVIDED UNDER APPLICABLE SECURITIES LAWS, TENDERS OF OLD DEBENTURES (AS DEFINED HEREIN) MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE UNLESS SUCH OLD DEBENTURES HAVE BEEN ACCEPTED FOR EXCHANGE BY CHARTER COMMUNICATIONS SOUTHEAST HOLDINGS, L.P. AND CHARTER COMMUNICATIONS SOUTHEAST HOLDINGS CAPITAL CORPORATION PRIOR THERETO.
- --------------------------------------------------------------------------------

                   To: BOATMEN'S TRUST COMPANY, EXCHANGE AGENT

BY MAIL, BY HAND OR OVERNIGHT DELIVERY:                                  BY FACSIMILE:

Charter Communications Southeast Holdings, L.P. and                     (314) 466-2469
Charter Communications Southeast Holdings Capital
Corporation                                                      CONFIRMATION AND INFORMATION:
c/o  Boatmen's Trust Company
510 Locust Street                                                       (314) 466-2468
St. Louis, Missouri  63101
Attn:  Mr. Kerry McFarland


         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

         The undersigned acknowledges receipt and review of the Prospectus dated ________________, 1996 (the "Prospectus") of Charter Communications Southeast Holdings, L.P., a Delaware limited partnership, and Charter Communications Southeast Holdings Capital Corporation, a Delaware corporation (collectively, the "Issuers") and this Letter of Transmittal relating to the Issuers' Series B Senior Secured Discount Debentures due March 15, 2007 (the "Old Debentures"), which constitutes the Issuers' offer (the "Exchange Offer") to exchange Old Debentures for new debentures (the "New Debentures") in accordance with the terms and conditions described in the Prospectus. Capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

         This Letter of Transmittal must be used if (i) Old Debentures are to be physically delivered herewith, (ii) delivery of Old Debentures is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus, or
(iii) the guaranteed delivery procedures described in the Prospectus under "the Exchange Offer-Guaranteed Delivery Procedures" are to be utilized. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         A holder who wishes to tender Old Debentures must, at a minimum, complete columns (1) and (3) in the box below, captioned "Description of Old Debentures," and sign in the box below captioned "Sign Here." If only columns
(1) and (3) are completed, the holder will be deemed to have tendered all Old Debentures listed in column (3) of the box captioned "Description of Old Debentures." If a holder wishes to tender less than all of such Old Debentures, column (4) must be completed in full, and such holder should refer to Instruction 4 of the instructions hereto (the "Instructions") regarding completion of this Letter of Transmittal.

         Holders who desire to tender their Old Debentures and (i) whose Old Debentures are not immediately available, (ii) who cannot deliver their Old Debentures, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Debentures pursuant to the guaranteed delivery procedure forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

         If the undersigned is not the person in whose name the Old Debentures tendered are registered on the books of the Issuers, a properly completed bond power must be obtained from the registered holder of such Old Debentures and submitted with this Letter of Transmittal in order to tender them pursuant to this Letter of Transmittal. See Instructions 1 and 5.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY INFORMATION BELOW.

Ladies and Gentlemen:

         Pursuant to the offer by the Issuers to exchange up to $146,820,000 principal amount of Old Debentures for up to $146,820,000 principal amount of New Debentures, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to the Issuers the Old Debentures indicated below. Accrued interest on Old Debentures accepted for exchange will be paid to, but not including, the date of issuance of the New Debentures (the "Interest Payment").

         Subject to and effective upon acceptance for exchange of the Old Debentures tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to all the Old Debentures that are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such Old Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) present such Old Debentures and all evidences of transfer and authenticity to, or upon the order of, the Issuers for registration in the name of the undersigned on the books of the Issuers if the undersigned is not currently the registered holder thereof, (b) deliver certificates for such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuers upon receipt by the Exchange Agent as the undersigned's agent, of the Interest Payment and the New Debentures to be issued in exchange therefor, (c) present such Old Debentures for cancellation and transfer on the books of the Issuers and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned owns the Old Debentures tendered within the meaning of Rule 144 under the Securities Exchange Act of 1934, as amended, and has full power and authority to tender, exchange, assign and transfer the Old Debentures tendered hereby, and that when the same are accepted for exchange and exchanged by the Issuers, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Old Debentures tendered hereby.

         The undersigned further represents and warrants that (i) this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission that the New Debentures may be offered for resale, resold and otherwise transferred by the holders thereof without compliance with the registration and prospectus delivery provisions of the Securities Act of 1933, as amended (the Securities Act"), (ii) the New Debentures are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder of the Old Notes, (iii) no such person has any arrangement with any person to participate in the distribution of such New Debentures and (iv) no such person is an "affiliate" of either of the Issuers within the meaning of Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Debentures. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it agrees that it will deliver a prospectus in connection with any resale of such New Debentures; however, by so agreeing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         Listed below are the Old Debentures tendered by the undersigned upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. The undersigned understands that the minimum permitted tender is $1,000 principal amount of Old Debentures and that all other tenders must be in integral multiples of $1,000.

=======================================================================================================================
                                             DESCRIPTION OF OLD DEBENTURES
- -----------------------------------------------------------------------------------------------------------------------
                                                            (2)                    (3)                    (4)
                                                        CERTIFICATE                                  PRINCIPAL AMOUNT
                       (1)                               NUMBER(S)*         AGGREGATE PRINCIPAL     TENDERED (MUST BE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     ATTACH SEPARATE LIST       AMOUNT OF OLD       AN INTEGRAL MULTIPLE
            (PLEASE FILL IN, IF BLANK)                (IF NECESSARY)             DEBENTURES            OF $1,000)**
- -----------------------------------------------------------------------------------------------------------------------
   --------------------------------------------    -------------------   ---------------------   -------------------

   --------------------------------------------    -------------------   ---------------------   -------------------

   --------------------------------------------    -------------------   ---------------------   -------------------

   --------------------------------------------    -------------------   ---------------------   -------------------

   --------------------------------------------    -------------------   ---------------------   -------------------

=======================================================================================================================

 *  Need not be completed by holders tendering by book-entry transfer.

** Need not be completed by holders who wish to tender all Old Debentures listed. Unless otherwise indicated in column (4), the holder(s) will be deemed to have tendered the entire aggregate principal amount represented by the Old Debentures listed in column (3).

    NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW CAPTIONED "SIGN HERE."
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

/ / CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________
    at The Depository Trust Company.

    Transaction Code Number: ___________________________________________________

/ / CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    If Delivery is by Book-Entry Transfer, provide Account Number: _____________ at The Depository Trust Company.



/ / CHECK HERE IF OLD DEBENTURES ARE BEING DELIVERED HEREWITH

           TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD DEBENTURES


           PAYOR'S NAME: _____________________________________________

- -----------------------------------------------------------------------------------------------------------------------------------
                                PART 1--PLEASE PROVIDE YOUR TIN IN
                                THE BOX AT RIGHT AND CERTIFY BY        TIN:_____________________________
                                SIGNING AND DATING BELOW                   Social Security Number or Employer Identification Number
SUBSTITUTE                      ---------------------------------------------------------------------------------------------------
Form W-9                        PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS
                                BELOW)
Department of the Treasury
   Internal Revenue Service     ---------------------------------------------------------------------------------------------------
                                CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is
Payor's Request for             my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to
Taxpayer                        backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
Identification                  notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a
Number (TIN)                    result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am
and Certification               no longer subject to backup withholding.


                                Signature:____________________________________           Date:________________________________
- -----------------------------------------------------------------------------------------------------------------------------------

         INSTRUCTIONS TO PARTS 1 AND 2. INDIVIDUALS (INCLUDING SOLE PROPRIETORS) ARE NOT EXEMPT FROM BACKUP WITHHOLDING. CORPORATIONS ARE EXEMPT FROM BACKUP WITHHOLDING FOR CERTAIN PAYMENTS, SUCH AS INTEREST AND DIVIDENDS. FOR A COMPLETE LIST OF EXEMPT PAYEES, PLEASE CONSULT YOUR TAX ADVISOR. IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, YOU SHOULD STILL COMPLETE THIS FORM TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. ENTER YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER
(TIN) IN PART 1, WRITE "EXEMPT" IN PART 2, AND SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, YOU MUST PROVIDE TO THE ISSUERS A COMPLETED FORM W-8, CERTIFICATE OF FOREIGN STATUS.


         INSTRUCTIONS FOR CERTIFICATION. YOU MUST CROSS OUT ITEM (2) IN THE BOX MARKED "CERTIFICATION" IN THE SUBSTITUTE FORM W-9 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU CURRENTLY ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.


                            *  *  *  *  *  *  *

         Upon satisfaction or waiver of the conditions to the Exchange Offer, the Issuers will accept promptly after the Expiration Date all properly tendered Old Debentures and will deliver the New Debentures in exchange therefor promptly after acceptance of such Old Debentures. Interest on Old Debentures accepted for exchange in the Exchange Offer will accrue to, but not include, the Expiration Date.

         For purposes of the Exchange Offer, the Issuers will be deemed to have accepted for exchange tendered Old Debentures if, as and when the Issuers give oral or written notice to the Exchange Agent of their acceptance for exchange of the tenders of such Old Debentures. New Debentures will be delivered by deposit of the same with the Exchange Agent, which will act as agent for tendering holders for the purpose of receiving New Debentures from the Issuers and transmitting the same to such holders.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

         EXCEPT AS PROVIDED UNDER APPLICABLE SECURITIES LAWS, TENDERS OF OLD DEBENTURES MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE UNLESS SUCH OLD DEBENTURES HAVE BEEN ACCEPTED FOR EXCHANGE BY THE ISSUERS PRIOR THERETO.

         The Issuers may, in their sole discretion, extend the period of time for which the Exchange Offer is open, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer has been extended. The Issuers shall make a public announcement of any such extension of the Exchange Offer no later than 9:00 a.m. New York City time, on the next business day after the previously scheduled Expiration Date.

         In the event the Issuers should modify the consideration offered for Old Debentures in the Exchange Offer, such modified consideration would be paid to all holders of Old Debentures accepted in the Exchange Offer, including those holders who tendered before the announcement of such modification. If the consideration is modified, the Exchange Offer will remain open at least ten (10) business days from the date the Issuers give notice, by public announcement or otherwise, of such modification, as required by applicable law.

         The undersigned understands that tenders of Old Debentures pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions" below, please (i) issue the New Debentures and (ii) return any Old Debentures not tendered or not exchanged, in the Name(s) of the undersigned (and, in the case of Old Debentures tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail (i) the New Debentures and (ii) any certificates for Old Debentures not tendered or not exchanged (and accompanying documents, as appropriate), to the undersigned at the address shown in the box captioned "Description of Old Debentures" above. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Debentures, return any Old Debentures not tendered or not exchanged and mail any check and any certificates to the person(s) and address(es) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Debentures from the name(s) of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Old Debentures so tendered.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. By completing the box entitled "Description of Old Debentures" and signing this Letter of Transmittal, the undersigned will be deemed to have tendered the Old Debentures indicated in such box, and will receive New Debentures in exchange for such Old Debentures.

- --------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                               (See Instruction 7)

       To be completed ONLY if (i) the New Debentures and/or (ii) the Old Debentures (if any) not tendered or not exchanged are to be issued in the name of someone other than the undersigned, or if Old Debentures delivered by book-entry transfer that are not tendered or not exchanged are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than as designed above.

(Check appropriate boxes)
/ /   New Debentures                                         / /  Old Debentures



Name____________________________________________________________________________
                                 (Please Print)

Address ________________________________________________________________________


        ________________________________________________________________________
                               (Include Zip Code)


        ________________________________________________________________________
                     (Taxpayer ID or Social Security Number)

/ / Credit untendered or unexchanged Old Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account at The Depository Trust Company.



Account Number ________________________________________________________________

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 7)

         To be completed ONLY if (i) the New Debentures and/or (ii) the Old Debentures (if any) not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box captioned "Description of Old Debentures" above.

(Check appropriate boxes)
/ / New Debentures                                            / / Old Debentures


Name ___________________________________________________________________________
                                 (Please Print)

Address ________________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)


________________________________________________________________________________
                     (Taxpayer ID or Social Security Number)


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                    SIGN HERE

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
         (INCLUDING THOSE COMPLETING THE NOTICE OF GUARANTEED DELIVERY)


- ------------------------------------       ------------------------------------
         Signature of Owner                Signature of Owner (If more than one)


Dated: _______________, 1996     Area Code and Telephone Number: _______________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Old Debentures or on a security position listing or by person(s) authorized to become registered holder(s) by Old Debentures and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s)_____________________________       Address _____________________________

____________________________________       _____________________________________
          (PLEASE PRINT)                             (INCLUDE ZIP CODE)

Capacity (full title)_______________       Area Code and Telephone No.__________

Taxpayer ID or Social Security Number(s) _______________________________________

        GUARANTEE OF SIGNATURE(S) (If required--see Instructions 1 and 5)


Name of Firm________________________       Authorized Signature_________________
Address and Telephone
Number of Firm______________________       Print name___________________________

____________________________________       Title________________________________

____________________________________       Dated__________________________, 1996
- --------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Debentures tendered herewith (which term, for purposes of this Letter of Transmittal, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of the Old Debentures tendered herewith) and such holder(s) have not completed either the box captioned "Special Issuance Instructions" or the box captioned "Special Delivery Instructions" on this Letter of Transmittal or (b) such Old Debentures are tendered for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES. This Letter of Transmittal is to be used if (i) Old Debentures are to be forwarded to the Exchange Agent herewith, (ii) delivery of Old Debentures is to be made by book-entry transfer to the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" or (iii) the guaranteed delivery procedures described under the same caption and under "--Guaranteed Delivery Procedures" in the Prospectus are to be utilized.

         All physically delivered Old Debentures, or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Old Debentures tendered herewith, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date.

         Holders who wish to tender their Old Debentures and (i) whose Old Debentures are not immediately available, (ii) who cannot deliver their Old Debentures, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the holder of Old Debentures, the certificate number(s) of such Old Debentures and the principal amount of Old Debentures to be delivered, stating that tender is being made thereby and guaranteeing that the certificate(s) representing the Old Debentures, the Letter of Transmittal and all other documents required thereby will be deposited by the Eligible Institution with the Exchange Agent within five business days after the Expiration Date and (c) all physically delivered Old Debentures in proper form for transfer (or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Old Debentures so delivered), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         THE METHOD OF DELIVERY OF OLD DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. IF OLD DEBENTURES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED, AND ENOUGH TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance for exchange of the Old Debentures.

         3. INADEQUATE SPACE. If the space provided is inadequate, the aggregate principal amount of the Old Debentures being tendered and the certificate numbers (if available) must be listed on a separate schedule signed by the tendering holder and attached hereto.

         4. PARTIAL TENDERS. Tenders of the Old Debentures will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Debentures, the holder must fill in the principal amount of Old Debentures which are tendered in column (4) of the box captioned "Description of Old Debentures." The entire principal amount of Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in Column (4). In the case of partial tenders, Old Debentures in fully registered form for the principal amount of Old Debentures not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. The signature(s) of the registered holder(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Debentures, without alteration, enlargement or any change whatsoever.

         If any of the Old Debentures are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the Old Debentures are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which Old Debentures are held.

         If this Letter of Transmittal is signed by the registered holder(s) of the Old Debentures, no endorsements of Old Debentures or separate bond powers are required. If, however, the Interest Payments are to be made, the New Debentures are to be issued, or Old Debentures not tendered or not exchanged are to be issued or returned in the name(s) of any person(s) or address(es) other than those of the registered holder(s), then endorsements of certificates transmitted hereby and separate bond powers are required, and signatures on any such Old Debentures or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Debentures, such Old Debentures must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) on such Old Debentures. Signature(s) on any such Old Debentures or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Old Debentures or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and proper evidence, satisfactory to the Issuers, of the authority of such person to so act must be submitted with this Letter of Transmittal (unless waived by the Issuers).

         6. TRANSFER TAXES. The Issuers will pay or cause to be paid security transfer taxes, if any, with respect to the exchange and transfer of Old Debentures pursuant to the Exchange Offer. If, however, New Debentures are to be issued to, or Old Debentures not tendered or not exchanged are to be delivered to or are to be issued or registered in the name of, any person other than the registered holder(s), or if tendered Old Debentures are to be registered in the name of any person other than the transferor of Old Debentures to the Issuers or its order pursuant to the Exchange Offer, then the amount of any such security transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be payable by the tendering holder. If satisfactory evidence of the payment of such tax, or exemption therefrom, is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures listed this Letter of Transmittal.

         7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION. If any of (i) the New Debentures or (ii) any Old Debentures not tendered or not exchanged are to be issued or returned to or in the name of a person other than the person(s) signing this Letter of Transmittal, or if any of (i) the New Debentures or (ii) any Old Debentures not tendered or not exchanged, are to be mailed to a person other than the person(s) signing this Letter of Transmittal at an address other than that shown above, the applicable box(es) on this Letter of Transmittal should be completed. Holders tendering Old Debentures by book-entry transfer may request that the Old Debentures not tendered or not exchanged be credited to an account maintained at one of the Book-Entry Transfer Facilities. If no instructions are

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given, such Old Debentures not tendered will be returned to the name and address of the person signing this Letter of Transmittal, or, at the Issuers' option, by crediting the account of the Book-Entry Transfer Facility so designated.

         8. SUBSTITUTE FORM W-9. Federal income tax law generally requires that a tendering holder whose Old Debentures are accepted for payment provide the Exchange Agent (as payor) with his correct TIN, which, in the case of a holder who is an individual, is his social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, backup withholding at the rate of 31% may be imposed upon the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a holder may be eligible for a refund. In order to avoid such backup withholding, each tendering holder must provide the Exchange Agent with such holder's correct TIN by completing the Substitute Form W-9 (the "Form") set forth in this Letter of Transmittal. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in
Part 1 of the Form, write "Exempt" in Part 2 of such Form, and sign and date the Form. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, entitled "Certificate of Foreign Status." Such Forms W-8 may be obtained from the Exchange Agent. If a holder does not have a TIN, such holder should write "Applied For" in the space for the TIN; if notice of the TIN assigned to such holder is not received by the Exchange Agent within 60 days, backup withholding will begin and continue until the Exchange Agent is in receipt of notice of such TIN. Note: Writing "Applied For" on the Form means that a holder has already applied for a TIN.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Old Debentures to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made to the tendering holder. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth in this Letter of Transmittal.

         10. SATISFACTION AND WAIVER OF CONDITIONS. All questions as to the validity, form, eligibility (including time of receipt), acceptance for exchange or withdrawal of any tender of Old Debentures pursuant to any of the procedures described herein or in the Prospectus will be determined by the Issuers in their sole discretion, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Issuers' acceptance for exchange of which may, in the opinion of the Issuers or its counsel, be unlawful. The Issuers also reserve the absolute right to amend, waive or modify any of the conditions of the Exchange Offer as set forth in the Prospectus under the caption "The Exchange Offer--Conditions," or to waive any defect or irregularity in any tender with respect to any particular Old Debentures or any particular holder. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the Instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived by the Issuer, any defects or irregularities in connection with the tender of Old Debentures must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give any such modification.

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES. Any tendering holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at its address set forth on the front page of this Letter of Transmittal for further instructions.

         13. WITHDRAWAL. Except as otherwise provided below, tenders of Old Debentures pursuant to the Exchange Offer are irrevocable and no withdrawal rights are being afforded to holders of Old Debentures. EXCEPT AS PROVIDED UNDER APPLICABLE SECURITIES LAWS, TENDERS OF OLD DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE UNLESS SUCH OLD DEBENTURES HAVE BEEN ACCEPTED FOR EXCHANGE PRIOR THERETO. To be effective with respect to the tender of Old Debentures, a notice of withdrawal must (i) be given in writing or by

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facsimile transmission and be timely received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal before acceptance by the of the Old Debentures relating to such withdrawal, (ii) specify the name(s) of the person(s) who tendered the Old Debentures and the principal amount of Old Debentures to be withdrawn, (iii) where Old Debentures have been delivered or otherwise identified to the Exchange Agent, specify the name(s) in which such Old Debentures are registered (if different from the person(s) tendering the Old Debentures) and the certificate numbers of the particular Old Debentures to be withdrawn, (iv) if Old Debentures have been tendered pursuant to the procedure for book-entry transfer, specify the name, account number and Book-Entry Transfer Facility to be credited with the withdrawn Old Debentures, and (v) be signed by the holder of Old Debentures in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Exchange Agent that the person withdrawing the tender has succeeded to beneficial ownership of the Old Debentures prior to the physical release of Old Debentures to be withdrawn.

         Withdrawals of tenders of Old Debentures may not be rescinded, and any Old Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Debentures may be tendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

                  The Exchange Agent for the Exchange Offer is:

                             Boatmen's Trust Company

By Mail, By Hand or Overnight Delivery:                       By Facsimile:

510 Locust Street                                             (314) 466-2469
St. Louis, Missouri  63101
Attn:  Mr. Kerry McFarland                                    Confirmation and
                                                              Information:

                                                              (314) 466-2468



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